EX-99.1

Contacts:
Elise Caffrey	Matthew Lloyd
Investor Relations	Media Relations
iRobot Corp.	iRobot Corp.
(781) 430-3003	(781) 430-3720
ecaffrey@irobot.com	mlloyd@irobot.com

iRobot Reports Strong Third-Quarter Financial Results
Exceeds Third-Quarter and Increases Full-Year 2016 Financial Expectations

BEDFORD, Mass., October 25, 2016 - iRobot Corp. (NASDAQ: IRBT), a leader in delivering robotic technology-based solutions, today announced its financial results for the third quarter ended October 1, 2016.

“Our third-quarter performance was outstanding. We delivered revenue and profitability exceeding our expectations. Based on our Q3 results and the excellent momentum we have going into the holiday season, created by our successful marketing programs, we are increasing our full-year financial expectations for the second quarter in a row. We now expect fiscal 2016 revenue of $650 to $655 million, Net Income of between $38 and $41 million, EPS of between $1.36 and $1.44, and Adjusted EBITDA of $88 to $92 million. These expectations reflect our increased confidence that 2016 growth in the United States, of more than 25%, will drive total consumer revenue growth of approximately 15% for the full year,” said Colin Angle, chairman and chief executive officer of iRobot.

“As we have said previously, the revenue split between Q3 and Q4 is always difficult to predict due to the timing and shipment of consumer products for the holiday season. This year, our new partner in China requested Q3 delivery of some Braava jet and Roomba orders that we were expecting to ship in Q4. This resulted in higher than anticipated consumer revenue and profitability in Q3.

“We are very excited about our results year-to-date and the outlook for the fourth quarter as our successful marketing programs continue to drive demand generation in the U.S. and overseas. It is very satisfying that, in this transformative year, our current full-year expectations are well above those we provided in February.”

Financial Results

•
Note: Financial results for the third quarter of 2015 include the Defense & Security business which was sold on April 4, 2016. There are no results for the Defense & Security business included in our financial results for the third quarter of 2016, other than support services provided by iRobot, recorded as other income.

•	Revenue for the third quarter of 2016 was $168.6 million, compared with $143.6 million for the third quarter of 2015.

•	Net income in the third quarter of 2016 was $19.5 million, compared with $12.8 million in the third quarter of 2015.

•	Quarterly earnings per share were $0.70 for the third quarter of 2016, compared with $0.42 in the third quarter of 2015.

•	Adjusted EBITDA for the third quarter of 2016 was $35.5 million, compared with $25.9 million in the third quarter of 2015.

Business Highlights

•	Year-over-year consumer quarterly revenue growth of 23% was driven by APAC following a very successful launch of Braava jet in that region.

•	Domestic revenue grew 13% over Q3 last year, and orders-in-hand plus anticipated Q4 orders support our expectation of substantial year-over-year quarterly growth in Q4.

•	We introduced the Roomba 960 and connectivity for Braava jet, expanding our suite of connected products for the home.

Financial Expectations

Management provides the following expectations with respect to the fourth quarter and fiscal year ending December 31, 2016.

Q4 2016:
Revenue	$202 - $207 million
Net Income	$10 - $13 million
Earnings Per Share	$0.36 - $0.44
Adjusted EBITDA	$22 - $26 million

Fiscal Year 2016:
Revenue	$650 - $655 million
Net Income	$38 - $41 million
Earnings Per Share	$1.36 - $1.44
Adjusted EBITDA	$88 - $92 million

Third-Quarter Conference Call
iRobot will host a conference call tomorrow at 8:30 a.m. ET to discuss its financial results for the third fiscal quarter 2016, business outlook, and outlook for fourth-quarter and fiscal year 2016 financial performance. Pertinent details include:

Date:	Wednesday, October 26, 2016
Time:	8:30 a.m. ET
Call-In Number:	847-619-6396
Passcode:	40924300

A live, audio broadcast of the conference call will also be available at http://investor.irobot.com/phoenix.zhtml?c=193096&p=irol-EventDetails&EventId=5206143.
An archived version of the broadcast will be available on the same website shortly after the conclusion of the live event. A replay of the telephone conference call will be available through November 3, and can be accessed by dialing 630-652-3042, passcode 40924300#.

About iRobot Corp.
iRobot designs and builds robots that empower people to do more. The company's home robots help people find smarter ways to clean and accomplish more in their daily lives. iRobot's portfolio of solutions features proprietary technologies for the connected home and advanced concepts in navigation, mobility and artificial intelligence. For more information about iRobot, please visit www.irobot.com.

For iRobot Investors
Certain statements made in this press release that are not based on historical information are forward-looking statements which are made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. This press release contains express or implied forward-looking statements relating to, among other things, iRobot Corp.’s expectations regarding future financial performance, future operating performance and growth, the impact of our marketing programs, demand for our robots, revenue growth, and anticipated revenue, net income, earnings per share and Adjusted EBITDA for fiscal year 2016 and the fourth quarter ending December 31, 2016. These statements are neither promises nor guarantees, but are subject to a variety of risks and uncertainties, many of which are beyond our control, which could cause actual results to differ materially from those contemplated in these forward-looking statements. In particular, the risks and uncertainties include, among other things: our ability to operate in an emerging market, the financial strength of our customers and retailers, general economic conditions, market acceptance of our products, and competition. Existing and prospective investors are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. iRobot Corp. undertakes no obligation to update or revise the information contained in this press release, whether as a result of new information, future events or circumstances or otherwise. For additional disclosure regarding these and other risks faced by iRobot Corp., see the disclosure contained in our public filings with the Securities and Exchange Commission.

This press release includes Adjusted EBITDA, which is a non-GAAP financial measure as defined by SEC Regulation G. We define Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture expense, net intellectual property litigation (income) expense, and restructuring (income) expense. A reconciliation between net income and Adjusted EBITDA is provided in the financial tables at the end of this press release.

iRobot Corporation
Consolidated Statements of Income
(in thousands, except per share amounts)
(unaudited)

	For the three months ended		For the nine months ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015
Revenue	$168,610	$143,609	$448,110	$410,358
Cost of revenue	87,550	73,751	235,437	216,759
Gross margin	81,060	69,858	212,673	193,599
Operating expenses:
Research and development	19,672	18,122	57,944	55,886
Selling and marketing	17,925	19,379	66,972	60,896
General and administrative	16,012	13,701	48,919	39,195
Total operating expenses	53,609	51,202	173,835	155,977
Operating income	27,451	18,656	38,838	37,622
Other income (expense), net	523	(93)	2,142	(948)
Income before income taxes	27,974	18,563	40,980	36,674
Income tax expense	8,462	5,770	12,722	11,875
Net income	$19,512	$12,793	$28,258	$24,799

Net income per share
Basic	$0.72	$0.43	$1.01	$0.84
Diluted	$0.70	$0.42	$0.99	$0.82

Number of shares used in per share calculations
Basic	27,237	29,654	27,878	29,697
Diluted	27,778	30,117	28,423	30,253

Stock-based compensation included in above figures:
Cost of revenue	$184	$270	$555	$662
Research and development	1,028	963	2,598	2,737
Selling and marketing	444	474	1,316	1,089
General and administrative	2,247	2,193	7,312	5,974
Total	$3,903	$3,900	$11,781	$10,462

iRobot Corporation
Condensed Consolidated Balance Sheets
(unaudited, in thousands)

	October 1, 2016	January 2, 2016

Assets
Cash and cash equivalents	$164,552	$179,915
Short term investments	38,179	33,124
Accounts receivable, net	67,612	104,679
Unbilled revenue	139	452
Inventory	61,069	61,678
Other current assets	10,357	9,501
Total current assets	341,908	389,349
Property and equipment, net	26,745	26,850
Deferred tax assets	26,018	31,721
Goodwill	41,041	48,751
Intangible assets, net	13,071	15,664
Other assets	9,843	9,408
Total assets	$458,626	$521,743

Liabilities and stockholders' equity
Accounts payable	$57,662	$61,655
Accrued expenses	13,662	15,954
Accrued compensation	17,257	15,752
Deferred revenue and customer advances	1,297	3,265
Total current liabilities	89,878	96,626
Long term liabilities	4,231	7,706
Stockholders' equity	364,517	417,411
Total liabilities and stockholders' equity	$458,626	$521,743

iRobot Corporation
Consolidated Statements of Cash Flows
(unaudited, in thousands)

	For the nine months ended
	October 1, 2016	September 26, 2015
Cash flows from operating activities:
Net income	$28,258	$24,799
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	10,171	10,569
Loss on disposal of property and equipment	205	201
Gain on sale of business unit	(433)	—
Gain on sale of cost method investment	(634)	—
Stock-based compensation	11,781	10,462
Deferred income taxes, net	6,314	2,289
Tax benefit of excess stock-based compensation deductions	(1,115)	(795)
Non-cash director deferred compensation	66	112
Changes in operating assets and liabilities — (use) source
Accounts receivable	30,781	(5,258)
Unbilled revenue	198	2,034
Inventory	(11,472)	(10,965)
Other assets	(1,579)	1,296
Accounts payable	(2,261)	(1,285)
Accrued expenses	(2,046)	(6,127)
Accrued compensation	1,990	(5,082)
Deferred revenue and customer advances	(193)	(1,570)
Long term liabilities	(2,997)	(703)
Net cash provided by operating activities	67,034	19,977

Cash flows from investing activities:
Additions of property and equipment	(8,352)	(7,557)
Change in other assets	(435)	(1,015)
Proceeds from sale of business unit	23,520	—
Purchase of investments	(16,556)	(17,755)
Sales of investments	11,502	18,000
Proceeds from sale of cost method investment	634	—
Net cash provided by (used in) investing activities	10,313	(8,327)

Cash flows from financing activities:
Proceeds from stock option exercises	4,496	3,385
Income tax withholding payment associated with restricted stock vesting	(1,300)	(1,295)
Stock repurchases	(97,021)	(24,062)
Tax benefit of excess stock-based compensation deductions	1,115	795
Net cash used in financing activities	(92,710)	(21,177)

Net decrease in cash and cash equivalents	(15,363)	(9,527)
Cash and cash equivalents, at beginning of period	179,915	185,957
Cash and cash equivalents, at end of period	$164,552	$176,430

iRobot Corporation
Supplemental Information
(unaudited)

	For the three months ended		For the nine months ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015

Revenue: *
Consumer	$167,962	$136,513	$443,754	$384,422
Domestic	$65,466	$57,782	$195,109	$150,587
International	$102,496	$78,731	$248,645	$233,835

Defense & Security	$—	$6,184	$3,075	$24,500

Gross Margin Percent:
Consumer	51.3%	52.7%	51.6%	51.7%
Defense & Security	0.0%	42.9%	16.6%	40.0%
Total Company	48.1%	48.6%	47.5%	47.2%

Units shipped - Consumer *	779	582	2,002	1,665

Average gross selling prices for robot units - Consumer	$229	$252	$240	$246

Days sales outstanding	37	49	37	49

Days in inventory	64	73	64	73

Headcount	572	606	572	606

* in thousands

iRobot Corporation
Adjusted EBITDA Reconciliation to GAAP
(unaudited, in thousands)

	For the three months ended		For the nine months ended
	October 1, 2016	September 26, 2015	October 1, 2016	September 26, 2015

Net income	$19,512	$12,793	$28,258	$24,799

Interest income, net	(217)	(152)	(687)	(482)
Income tax expense	8,462	5,770	12,722	11,875
Depreciation	2,533	2,626	7,446	7,776
Amortization	909	932	2,725	2,793

EBITDA	31,199	21,969	50,464	46,761

Stock-based compensation expense	3,903	3,900	11,781	10,462
Net merger, acquisition and divestiture expense	376	—	1,229	—
Net intellectual property litigation (income) expense	103	(13)	464	(493)
Restructuring (income) expense	(37)	—	1,665	—

Adjusted EBITDA	$35,544	$25,856	$65,603	$56,730

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture expense, net intellectual property litigation (income) expense, and restructuring (income) expense. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company's actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.

iRobot Corporation
Reconciliation of GAAP to Non-GAAP Expectations
(unaudited, in millions)

	Fourth Quarter Ending	Full Year Ending
	December 31, 2016	December 31, 2016

Net income	$10.0 - $13.0	$38.0 - $41.0

Interest income, net	($0.2)	($0.9)
Income tax expense	$4.7 - $5.8	$17.4 - $18.6
Depreciation	$2.3 - $2.4	$9.7 - $9.8
Amortization	$0.9	$3.6

EBITDA	$17.8 - $21.8	$68.0 - $72.0

Stock-based compensation expense	$3.6 - $3.8	$15.4 - $15.6
Net merger, acquisition and divestiture (income) expense	$0.4 - $0.5	$1.7 - $1.8
Net intellectual property litigation (income) expense	$0.0 - $0.1	$0.5 - $0.6
Restructuring expense	$0	$1.8

Adjusted EBITDA	$22.0 - $26.0	$88.0 - $92.0

Use of Non-GAAP Financial Measures

In evaluating its business, iRobot considers and uses Adjusted EBITDA as a supplemental measure of its operating performance. The Company defines Adjusted EBITDA as earnings before interest, taxes, depreciation, amortization, stock-based compensation expense, net merger, acquisition and divestiture (income) expense, net intellectual property litigation (income) expense, and restructuring expense. The Company also presents Adjusted EBITDA because it believes it is frequently used by securities analysts, investors and other interested parties as a measure of financial performance.

The term Adjusted EBITDA is not defined under U.S. generally accepted accounting principles, or U.S. GAAP, and is not a measure of operating income, operating performance or liquidity presented in accordance with U.S. GAAP. Adjusted EBITDA has limitations as an analytical tool, and when assessing the Company's operating performance, investors should not consider Adjusted EBITDA in isolation, or as a substitute for net income (loss) or other consolidated income statement data prepared in accordance with U.S. GAAP. Among other things, Adjusted EBITDA does not reflect the Company's actual cash expenditures. Other companies may calculate similar measures differently than iRobot, limiting their usefulness as comparative tools. iRobot compensates for these limitations by relying primarily on its GAAP results and using Adjusted EBITDA only supplementally.